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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

       Date of Report (date of earliest event reported): February 1, 2006


                               COMTECH GROUP, INC.
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

         000-02642                                        52-0466460
(Commission File Number)                       (IRS Employer Identification No.)

                         C/O COMTECH GROUP, ROOM 10001,
                           TOWER C, SKYWORTH BUILDING,
                           HIGH-TECH INDUSTRIAL PARK,
                           NANSHAN, SHENZHEN 5180, PRC
            ---------------------------------------------------------
              (Address of principal executive offices and zip Code)

                               011-86-755-267-4327
            ---------------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 1, 2006 Comtech Group, Inc. (the "Company") issued a press release announcing preliminary results for the Company's fourth quarter of 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                  Description

99.1                         Press Release dated February 1, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMTECH GROUP, INC.

                                            By:      /s/ Hope Ni
                                                   --------------------------
                                            Name:  Hope Ni
                                            Title: Chief Financial Officer

Dated: February 7, 2006




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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                  Description

99.1                         Press Release dated February 1, 2006.







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